UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C.  20549

                       ___________________

                            FORM 10-Q


       Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


For the Quarter Ended September 30, 2000 Commission File No. 1-14501


                   PENNZOIL-QUAKER STATE COMPANY
       (Exact name of registrant as specified in its charter)

             Delaware                          76-0200625
  (State or other jurisdiction              (I.R.S. Employer
 of incorporation or organization)         Identification No.)


                  Pennzoil Place, P.O. Box 2967
                    Houston, Texas 77252-2967
            (Address of principal executive offices)




                             EXHIBIT

         PENNZOIL-QUAKER STATE COMPANY AND SUBSIDIARIES
                        INDEX TO EXHIBITS


Exhibit No.

  12 Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 2000 and 1999.

  27  Financial Data Schedule.